                                                                  EXHIBIT (z)(2)

Item 27(b)
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Richard F. Powers III               Chairman & Chief Executive Officer                Oakbrook Terrace, IL
John H. Zimmerman III               President                                         Oakbrook Terrace, IL
A. Thomas Smith III                 Executive Vice President, General                 Oakbrook Terrace, IL
                                    Counsel & Secretary;
                                    Vice President and Secretary of the Funds
William R. Rybak                    Executive Vice President, Chief
                                    Financial Officer & Treasurer                     Oakbrook Terrace, IL
Michael H. Santo                    Executive Vice President & Chief
                                    Operations & Technology Officer                   Oakbrook Terrace, IL
Colette M. Saucedo                  Executive Vice President &                        Houston, TX
                                    Chief Administrative Officer
A. Thomas Smith III                 Executive Vice President, General                 Oakbrook Terrace, IL
                                    Counsel & Secretary; Vice President
                                    and Secretary of the Funds
Laurence J. Althoff                 Sr. Vice President & Controller                   Oakbrook Terrace, IL
Don J. Andrews                      Sr. Vice President & Chief Compliance             Oakbrook Terrace, IL
                                    Officer
Sara L. Badler                      Sr. Vice President, Deputy                        Oakbrook Terrace, IL
                                    General Counsel & Assistant Secretary;
                                    Assistant Secretary of the Funds
James J. Boyne                      Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary
Gary R. DeMoss                      Sr. Vice President                                Oakbrook Terrace, IL
John E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Golod                    Sr. Vice President                                Annapolis, MD
Steven T. Johnson                   Sr. Vice President                                Oakbrook Terrace, IL
Walter E. Rein                      Sr. Vice President                                Oakbrook Terrace, IL
James J. Ryan                       Sr. Vice President                                Oakbrook Terrace, IL
Frederick Shepherd                  Sr. Vice President                                Houston, TX
Robert S. West                      Sr. Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                  Sr. Vice President                                Oakbrook Terrace, IL
Edward G. Wood, III                 Sr. Vice President,
                                    Chief Operating Officer;                          Oakbrook Terrace. IL
                                    Vice President of the Funds

Patricia A. Bettlach                1st Vice President                                Chesterfield, MO
Glenn M. Cackovic                   1st Vice President                                Laguna Niguel, CA
Eric J. Hargens                     1st Vice President                                Orlando, FL
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
David S. Hogaboom                   1st Vice President                                Oakbrook Terrace, IL
Dominic C. Martellaro               1st Vice President                                Danville, CA
Carl Mayfield                       1st Vice President                                Lakewood, CO
Mark R. McClure                     1st Vice President                                Oakbrook Terrace, IL
Maura A. McGrath                    1st Vice President                                New York, NY
Robert F. Muller, Jr.               1st Vice President                                Oakbrook Terrace, IL
Thomas Rowley                       1st Vice President                                St. Louis, MO
Andrew J. Scherer                   1st Vice President                                Oakbrook Terrace, IL
James D. Stevens                    1st Vice President                                North Andover, MA

James R. Yount                      1st Vice President                                Mercer Island, WA

James K. Ambrosio                   Vice President                                    Massapequa, NY
Brian P. Arcara                     Vice President                                    Buffalo, NY
Timothy R. Armstrong                Vice President                                    Wellington, FL
Shakeel Anwar Barkat                Vice President                                    Annapolis, MD
Scott C. Bernstiel                  Vice President                                    Plainsboro, NJ
Carol S. Biegel                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Oakbrook Terrace, IL
William Edwin Bond                  Vice President                                    New York, NY
Michael P. Boos                     Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                    Vice President                                    Oakbrook Terrace, IL
Elizabeth M. Brown                  Vice President                                    Houston, TX
William F. Burke, Jr.               Vice President                                    Mendham, NJ
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Christine Cleary Byrum              Vice President                                    Tampa, FL
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Oakbrook Terrace, IL
Scott A. Chriske                    Vice President                                    Plano, TX
German Clavijo                      Vice President                                    Atlanta, GA
Eleanor M. Cloud                    Vice President                                    Oakbrook Terrace, IL
Dominick Cogliandro                 Vice President & Asst. Treasurer                  New York, NY
Michael Colston                     Vice President                                    Louisville, KY
Kevin J. Connors                    Vice President                                    Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Michael E. Eccleston                Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
Nicholas J. Foxhoven                Vice President                                    Englewood, CO
Charles Friday                      Vice President                                    Gibsonia, PA
Timothy D. Griffith                 Vice President                                    Kirkland, WA
Kyle D. Haas                        Vice President                                    Oakbrook Terrace, IL
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    Oakbrook Terrace, IL
Joseph Hays                         Vice President                                    Cherry Hill, NJ
Michael D. Hibsch                   Vice President                                    Oakbrook Terrace, IL
Susan J. Hill                       Vice President                                    Oakbrook Terrace, IL
Thomas R. Hindelang                 Vice President                                    Gilbert, AZ
Bryn M. Hoggard                     Vice President                                    Houston, TX
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Michael B. Hughes                   Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Norcross, GA
Kevin G. Jajuga                     Vice President                                    Baltimore, MD
Dana R. Klein                       Vice President                                    Oakbrook Terrace, IL
Frederick Kohly                     Vice President                                    Miami, FL
Paul Koleda                         Vice President                                    Denver, CO
David R. Kowalski                   Vice President & Senior Compliance Director       Oakbrook Terrace, IL
Richard D. Kozlowski                Vice President                                    Atlanta, GA
Patricia D. Lathrop                 Vice President                                    Tampa, FL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Daphne, AL

S. William Lehew III                Vice President                                Charlotte, NC
Jonathan Linstra                    Vice President                                Oakbrook Terrace, IL
Richard M. Lundgren                 Vice President                                Oakbrook Terrace, IL
Walter Lynn                         Vice President                                Flower Mound, TX
Linda S. MacAyeal                   Vice President                                Oakbrook Terrace, IL
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Puyallup, WA
Anne Therese McGrath                Vice President                                Los Gatos, CA
John Mills                          Vice President                                Kenner, LA
Stuart R. Moehlman                  Vice President                                Houston, TX
Ted Morrow                          Vice President                                Plano, TX
Peter Nicholas                      Vice President                                Beverly, MA
Steven R. Norvid                    Vice President                                Oakbrook Terrace, IL
Allyn O' Connor                     Vice President & Assoc. General Counsel       Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Houston, TX
Christopher Petrungaro              Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Philadelphia, PA
Ronald E. Pratt                     Vice President                                Marietta, GA
Daniel D. Reams                     Vice President                                Royal Oak, MI
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Oakbrook Terrace. IL
Jeffrey L. Rose                     Vice President                                Houston, TX
Suzette N. Rothberg                 Vice President                                Plymouth, MN
Jeffrey Rourke                      Vice President                                Oakbrook Terrace, IL
Heather R. Sabo                     Vice President                                Richmond, VA
Diane Saxon                         Vice President & Assistant Treasurer          Oakbrook Terrace, IL
Stephanie Scarlata                  Vice President                                Bedford Corners, NY
Christina L. Schmieder              Vice President                                Oakbrook Terrace, IL
Timothy M. Scholten                 Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Tampa, FL
Gwen L. Shaneyfalt                  Vice President                                Oakbrook Terrace, IL
Jeffrey C. Shirk                    Vice President                                Swampscott, MA
Traci T. Sorenson                   Vice President                                Oakbrook Terrace, IL
Darren D. Stabler                   Vice President                                Phoenix, AZ
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Los Angles, CA
William C. Strafford                Vice President                                Granger, IN
Mark A. Syswerda                    Vice President                                Oakbrook Terrace, IL
Charles S. Thompson                 Vice President                                Oakbrook Terrace, IL
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Weston B. Wetherell                 Vice President, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds
Frank L. Wheeler                    Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Oakbrook Terrace, IL
Joel John Wilczewski                Vice President                                Oakbrook Terrace, IL
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL

David M. Wynn                       Vice President                                Phoenix, AZ
Patrick M. Zacchea                  Vice President                                Oakbrook Terrace, IL

Scott F. Becker                     Asst. Vice President                          Oakbrook Terrace, IL
Brian E. Binder                     Asst. Vice President                          Oakbrook Terrace, IL
Billie J. Bronaugh                  Asst. Vice President                          Houston, TX
Lynn Chadderton                     Asst. Vice President                          Oakbrook Terrace, IL
Amy Cooper                          Asst. Vice President                          Oakbrook Terrace, IL
Sarah K. Geiser                     Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Laurie L. Jones                     Asst. Vice President                          Houston, TX
Robin R. Jordan                     Asst. Vice President                          Oakbrook Terrace, IL
Anne S. Kochevar                    Asst. Vice President                          Oakbrook Terrace, IL
Ivan R. Lowe                        Asst. Vice President                          Houston, TX
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Regina Rosen                        Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
Thomas J. Sauerborn                 Asst. Vice President                          New York, NY
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Lauren B. Sinai                     Asst. Vice President                          Oakbrook Terrace, IL
Scott Stevens                       Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Transier                 Asst. Vice President                          Houston, TX
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Sharon M. C. Wells                  Asst. Vice President                          Oakbrook Terrace, IL


Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
William R. Rybak                    Treasurer                                     Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Theresa M. Renn                     Officer                                       Oakbrook Terrace, IL
Larry Vickrey                       Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers III               Director                                      Oakbrook Terrace, IL
Michael H. Santo                    Director                                      Oakbrook Terrace, IL
A. Thomas Smith III                 Director                                      Oakbrook Terrace, IL
William R. Rybak                    Director                                      Oakbrook Terrace, IL
John H. Zimmerman III               Director                                      Oakbrook Terrace, IL